Intangible Assets, Net - Schedule of Annual Estimated Amortization Expenses for Acquired Intangible Assets (Detail) - Finite Lived Intangible Assets Future Amortization Expense [Member] ¥ in Thousands	Dec. 31, 2023 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2024	¥ 74,362
2025	74,121
2026	10,739
2027	10,733
2028	¥ 10,729